UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 2, 2008

EUROBANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Puerto Rico	000-50872	66-0608955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road PR-1, Km. 24.5 Quebrada Arenas Ward San Juan, Puerto Rico 00926
(Address of principal executive offices) (Zip Code)

(787) 622-0101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2008, Eurobank, a commercial bank organized under the laws of the Commonwealth of Puerto Rico (“Eurobank”), entered into a Joint Account Agreement with Oppenheimer & Co. Inc., a New York corporation (“Oppenheimer”), for the purpose of jointly pursuing underwriting and other types of engagements with the Commonwealth of Puerto Rico and its municipalities and public corporations. In accordance with the terms of the Joint Account Agreement, Eurobank and Oppenheimer will jointly pursue (i) the assignment of Eurobank and/or Oppenheimer as “bookrunning” manager, co-senior manager, or co-manager in the underwriting syndicates for public debt issues of municipal issuer clients in the United States tax-exempt or taxable debt markets, (ii) the engagement of Oppenheimer as a derivative advisor to municipal issuer clients and not as a provider of derivative products, and (iii) the assignment of Eurobank and/or Oppenheimer as “bookrunning” manager, co-senior manager or co-manager for a non-governmental issuer in the Commonwealth of Puerto Rico (including a government conduit financing) in a bond issue to be sold in the United States tax-exempt or taxable debt markets.

The Joint Account Agreement is effective until December 31, 2008, and will be automatically renewed for additional one-year terms unless either party provides written notice to the other of its intent to terminate the agreement. During the term of the agreement, Eurobank and Oppenheimer will share fees and commissions generated from the assignments on a transaction-by-transaction basis.

A copy of the Joint Account Agreement is filed with this report as Exhibit 1.1 and is incorporated by reference herein.  A copy of the press release announcing the execution of the Joint Account Agreement is also attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

1.1 (1)	Joint Account Agreement, dated January 2, 2008

99.1	Press release of EuroBancshares, Inc., dated January 3, 2008.
_______________
(1)    Confidential materials deleted and filed separately with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROBANCSHARES, INC.

Date: January 4, 2008	By:	/s/ Rafael Arrillaga-Torréns, Jr.
Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1 (1)	Joint Account Agreement, dated January 2, 2008.

99.1	Press release of EuroBancshares, Inc., dated January 3, 2008.
_______________
(1)    Confidential materials deleted and filed separately with the Securities and Exchange Commission.